EXHIBIT 32.1


CERTIFICATION OF PETER BOWTHORPE PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

  I, Peter Bowthorpe, Chief Executive Officer and Chief Financial Officer of Online Processing, Inc. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     1) The Quarterly Report on Form 10-QSB of the Company for the period ended June 30, 2003 (the "Report"), ( fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


  Date:  September 4, 2003                  By: /s/  Peter Bowthorpe
                                                --------------------
                                                     Peter Bowthorpe
                                                     Chief Executive Officer and
                                                     Chief Financial Officer